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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 18, 1997, included in Owens Corning's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.

                                                             ARTHUR ANDERSEN LLP

Toledo, Ohio
July 21, 1997